UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2017

NEXTDECADE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

(713)  574-1880

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Omnibus Incentive Plan

On December 15, 2017, the stockholders of NextDecade Corporation (the “Company”) approved the NextDecade Corporation 2017 Omnibus Incentive Plan (the “2017 Equity Plan”). The 2017 Equity Plan became effective by its terms on such date.  A description of the material terms of the 2017 Equity Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 24, 2017, as supplemented by that first supplement thereto filed on November 29, 2017, and is incorporated herein by reference.  Such description therein is a summary and is qualified in its entirety by reference to the full text of the 2017 Equity Plan, a copy of which is filed as Exhibit 10.1 hereto.

Grant of Equity Awards

On December 19, 2017, pursuant to and consistent with the terms of the employment agreement between the Company and Matthew Schatzman effective September 18, 2017 (the “Employment Agreement”),  the nominating, corporate governance and compensation committee of the Company’s board of directors (the “NCGC Committee”) granted 1,100,942 shares of restricted stock to Mr. Schatzman of which (i) 48,450 of such shares vested on the date of grant, (ii) 210,498 of such shares will  vest in three equal installments on the first, second, and third anniversaries of September 18, 2018, (iii) 52,625 of such shares will vest upon the execution by the Company of a final agreement with an engineering, procurement and construction contractor for an liquified natural gas (“LNG”) facility, (iv) 210,498 of such shares will vest upon execution of one or more binding tolling or LNG sales and purchase agreements, with customary conditions precedent, providing for an aggregate of at least 3.825 million tons per annum,  and (v) 578,871 of such shares will vest upon a positive final investment decision for an LNG project providing for an aggregate of at least 4 million tons per annum.    Such shares of restricted stock were granted under the 2017 Equity Plan and are governed by the Employment Agreement, which was previously disclosed on Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 11, 2017 and is incorporated herein by this reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2017, the Company held a special meeting of its stockholders (the “Special Meeting”).  The matters voted upon and the results of the voting were as follows:

Proposal No. 1: To adopt the 2017 Equity Plan.

For	Against	Abstain
98,239,792	35	0

Proposal No. 2:  To approve of adjournments to the Special Meeting,  if necessary or appropriate, to solicit additional proxies in the event there were not sufficient votes at the time of the Special Meeting to approve the 2017 Equity Plan.

For	Against	Abstain
98,140,487	99,340	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	10.1(1)	NextDecade Corporation 2017 Omnibus Incentive Plan
	10.2*	Form of Restricted Stock Award Agreement for Non-Executive Employees and Contractors
(1)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Registration Statement on Form S-8, filed December 15, 2017.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2017

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel